Exhibit 99.1

Contacts:	Stephanie Tomei	Brianne Donohue
	Senior Manager, Marketing Communications	Schwartz Communications
	+1 (408) 789-4234	+1 (415) 817-2545
	stomei@accuray.com	bdonahue@schwartz-pr.com

Accuray Appoints Peter Fine to Board of Directors

SUNNYVALE, Calif., July 29, 2010 — Accuray Incorporated (Nasdaq: ARAY), a global leader in the field of radiosurgery, announced today the appointment of Peter Fine as a member of the company’s Board of Directors effective June 28, 2010. Fine will replace board member Li Yu who has resigned effective June 28, 2010.

Fine currently serves as the president and chief executive officer of Banner Health, one of the nation’s largest nonprofit healthcare organizations known and recognized for delivering excellent patient care. Prior to that, Fine held numerous executive positions at a variety of healthcare organizations including Aurora Health Care, Inc., West Allis Memorial Hospital and Grant Hospital of Chicago.

“Accuray is very pleased to welcome Peter Fine to its Board of Directors,” said Euan S. Thomson, Ph.D., president and chief executive officer at Accuray. “In this evolving healthcare environment, Peter’s long-standing involvement in the industry will be a great asset.”

Fine’s healthcare career spans several decades and includes working knowledge of various aspects of the industry including hospital administration, family clinics and home care services.

“It is an honor to be appointed to Accuray’s Board of Directors,” said Fine. “Accuray is an innovator in the field of cancer treatment, and I’m eager to join this exciting, expanding organization.”

Fine will serve on the Audit Committee of the Board of Directors.

About the CyberKnife® Robotic Radiosurgery System

The CyberKnife Robotic Radiosurgery System is the world’s only robotic radiosurgery system designed to treat tumors anywhere in the body non-invasively. Using continual image guidance technology and computer controlled robotic mobility, the CyberKnife System automatically tracks, detects and corrects for tumor and patient movement in real-time throughout the treatment. This enables the CyberKnife System to deliver high-dose radiation with pinpoint precision, which minimizes damage to surrounding healthy tissue and eliminates the need for invasive head or body stabilization frames.

About Accuray

Accuray Incorporated (Nasdaq: ARAY), based in Sunnyvale, Calif., is a global leader in the field of radiosurgery dedicated to providing an improved quality of life and a non-surgical treatment option for those diagnosed with cancer. Accuray develops and markets the CyberKnife Robotic Radiosurgery System, which extends the benefits of radiosurgery to include extracranial tumors, including those in the spine, lung, prostate, liver and pancreas. To date, the CyberKnife System has been used to deliver more than 90,000 treatments worldwide and currently 200 systems have been installed in leading hospitals in the Americas, Europe and Asia. For more information, please visit www.accuray.com.

Safe Harbor Statement

The foregoing may contain certain forward-looking statements that involve risks and uncertainties, including uncertainties associated with the medical device industry. Except for the historical information contained herein, the matters set forth in this press release, including statements relating to qualitative management experience and market acceptance are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. You should not put undue reliance on any forward-looking statements. Important factors that could cause actual performance and results to differ materially from the forward-looking statements we make include: market acceptance of products; competing products, the combination of our products with complementary technology; and other risks detailed from time to time under the heading “Risk Factors” in our report on Form 10-K for the 2009 fiscal year, our quarterly report on Form 10-Q filed on May 6, 2010, and our other filings with the Securities and Exchange Commission. The Company’s actual results of operations may differ significantly from those contemplated by such forward-looking statements as a result of these and other factors. We assume no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws.

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